UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/04/2009

Myriad Genetics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26642

Delaware	87-0494517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices, including zip code)

801-584-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 4, 2009 Myriad Genetics, Inc. (the Company) announced that its Board of Directors had set the shareholder of record and distribution dates in connection with the spin-off of its wholly owned subsidiary, Myriad Pharmaceuticals, Inc. Shareholders of record of the Company on June 17, 2009 will receive on June 30, 2009, a pro-rata dividend of one-quarter share of Myriad Pharmaceuticals, Inc. common stock for each share owned of the Company. Any fractional shares will be paid in cash.

The press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into Item 8.01 of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)        The following exhibit is filed with this report:

Exhibit

Number         Description

99.1        Press release dated June 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: June 04, 2009	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1